UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On December 17, 2012, Viacom Inc. (the “Company”) announced the expiration at midnight, New York City time, on December 14, 2012 (“Expiration Date”) of its private exchange offer (“Exchange Offer”) to certain eligible holders to exchange any and all of its outstanding 6.875% Senior Debentures due 2036 (the “2036 Debentures”) and any and all of its outstanding 6.750% Senior Debentures due 2037 (the “2037 Debentures”) for its 4.375% Senior Debentures due 2043 (the “2043 Debentures”).

As of the Expiration Date, according to Global Bondholder Services Corporation, the exchange agent for the Exchange Offer, $670,037,000 aggregate principal amount of 2036 Debentures and $173,915,000 aggregate principal amount of 2037 Debentures were validly tendered and not withdrawn in the Exchange Offer at or prior to the Expiration Date. This amount includes $669,867,000 aggregate principal amount of 2036 Debentures and $172,735,000 aggregate principal amount of 2037 Debentures tendered in the Exchange Offer at or prior 5:00 p.m., New York City time, on November 30, 2012 (“Early Participation Date”), and $170,000 aggregate principal amount of 2036 Debentures and $1,180,000 aggregate principal amount of 2037 Debentures tendered in the Exchange Offer after the Early Participation Date but at or prior to the Expiration Date. The $1,196,365,000 aggregate principal amount of 2043 Debentures offered in the Exchange Offer are a further issuance of, and are in addition to, the 2043 Debentures the Company issued for cash on November 26, 2012, in the aggregate principal amount of $250,000,000.

In connection with the early settlement and the final settlement of the 2043 Debentures issued in the Exchange Offer, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a thirteenth supplemental indenture on December 4, 2012 (the “Thirteenth Supplemental Indenture”) and a fourteenth supplemental indenture on December 17, 2012 (the “Fourteenth Supplemental Indenture”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee. The Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Report.

The interest rate on the 2043 Debentures may increase in certain circumstances if the Company is not in timely compliance with its obligation to exchange or register the 2043 Debentures pursuant to the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of December 4, 2012 among the Company and the dealer managers named therein, a copy of which is filed as Exhibit 4.3 to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.   The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

4.1	Thirteenth Supplemental Indenture, dated as of December 4, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the 2043 Debentures).

4.2	Fourteenth Supplemental Indenture, dated as of December 17, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the 2043 Debentures).

4.3	Registration Rights Agreement, dated as of December 4, 2012, among Viacom Inc. and the dealer managers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 21, 2012

Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Thirteenth Supplemental Indenture, dated as of December 4, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the 2043 Debentures).

4.2	Fourteenth Supplemental Indenture, dated as of December 17, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the 2043 Debentures).

4.3	Registration Rights Agreement, dated as of December 4, 2012, among Viacom Inc. and the dealer managers named therein.

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